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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 9, 2003

                                CONCENTRAX, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



           Nevada                  0 32459              65-0887846
----------------------------      -----------      -------------------
(State or other jurisdiction      Commission          (IRS Employer
      of Incorporation)           File Number      Identification No.)

      2400 Augusta Place, Suite 425 Houston             77075
     ----------------------------------------         ----------
     (Address of principal executive offices)         (Zip Code)




       Registrant's Telephone Number, including area code: (888) 481-2207

         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.

ITEM 5.  OTHER EVENTS.


         a) On November 12, 2003, Concentrax and Concentrax Europe, Ltd. signed a termination agreement ending their Strategic Alliance and Exclusive Distribution Agreement. As a result of that termination, 2,500,000 escrowed shares of the Company's Common Stock are being returned to the Company.

         b) On November 13, 2003, Concentrax and Mercados Americas signed a termination agreement ending their Marketing and Exclusive Distribution Agreement.

         c) On October 9, 2003 the United States Patent and Trademark Office granted a patent Mark Gifford, which he assigned to Concentrax, Inc., covering "Self monitoring vehicle alert and tracking device system and associated methods."

Exhibits:

10.21    Termination Agreement CE
10.22    Termination Agreement MA





                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Concentrax, Inc.
                                   -------------------------
                                   Registrant


                                                                     11/4/03
                                   --------------------------      ------------
                                   Mark Gifford, President and CEO     Date